                                                               Exhibit 24

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Lois K. Goodman
                                    -----------------------------------
                                    Lois K. Goodman

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Marguerite B. Humphrey
                                    -----------------------------------
                                    Marguerite B. Humphrey

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Alfonse M. Mattia
                                    -----------------------------------
                                    Alfonse M. Mattia

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Robert M. Kaye
                                    -----------------------------------
                                    Robert M. Kaye

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ David G. Lodge
                                    -----------------------------------
                                    David G. Lodge

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Malvin E.Bank
                                    -----------------------------------
                                    Malvin E. Bank

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ David P. Miller
                                    -----------------------------------
                                    David P. Miller

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Ralph D. Ketchum
                                    -----------------------------------
                                    Ralph D. Ketchum

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ James A. Karman
                                    -----------------------------------
                                    James A. Karman

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Robert R. Broadbent
                                    -----------------------------------
                                    Robert R. Broadbent

                                POWER OF ATTORNEY


                  The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Judy Z. Adam, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of February 24, 1998.


                                    /s/ Marjorie M. Carlson
                                    -----------------------------------
                                    Marjorie M. Carlson